UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 9, 2008
(Date of earliest event reported)
American Public Education, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33810	01-0724376

(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

111 W. Congress Street
Charles Town, West Virginia	25414	304-724-3700

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.
On December 9, 2008, American Public Education, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) relating to the public offering of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-155300), including a related prospectus dated December 2, 2008, as supplemented by a prospectus supplement dated December 9, 2008, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. The shares of Common Stock being sold in the offering consist of 15,000 shares being sold by the Company and 4,212,952 shares being sold by funds affiliated with ABS Capital Partners (collectively, the “Selling Stockholders”). The price per share of Common Stock to be paid to the Company and the Selling Stockholders, as applicable, is $35.71875, which represents the offering price to the public of $37.50 per share less the Underwriters’ discount. Pursuant to the terms of the Underwriting Agreement and upon the satisfaction of customary closing conditions, the Underwriters delivered the shares on December 12, 2008. The shares being sold by the Selling Stockholders include 421,295 shares pursuant to the full exercise by the several underwriters named in the Underwriting Agreement (the “Underwriters”) of an option to purchase additional shares of Common Stock on the same terms and conditions described above to cover overallotments.
A copy of the Underwriting Agreement, entered into by and among the Company, the Selling Stockholders and William Blair & Company, L.L.C., as representative of the Underwriters, is attached as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The Underwriting Agreement includes certain customary representations, warranties and covenants by the Company, and it provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make because of any of those liabilities.
SECTION 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated December 9, 2008, among the Company, the Selling Stockholders and William Blair & Company, L.L.C., as representative of the several underwriters named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.
Date: December 12, 2008	By:	/s/ Harry T. Wilkins
Harry T. Wilkins, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated December 9, 2008, among the Company, the Selling Stockholders and William Blair & Company, L.L.C., as representative of the several underwriters named therein.